UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Mark One)
☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

USANA HEALTH SCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays as currently valid OMB control number.

Your **Vote** Counts!

USANA HEALTH SCIENCES, INC.

2024 Annual Meeting
Vote by May 5, 2024 11:59 PM ET. For shares held in a Plan, vote by May 1, 2024 11:59 PM ET.

USANA HEALTH SCIENCES, INC
ATTN: JOSHUA FOUKAS
3838 W PARKWAY BLVD
SALT LAKE CITY, UT 84120

V35460-P02567

You invested in USANA HEALTH SCIENCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 6, 2024
11:00 AM MDT

Virtually at:
www.virtualshareholdermeeting.com/USNA2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Kevin G. Guest 02) Xia Ding 03) John T. Fleming 04) Gilbert A. Fuller 05) J. Scott Nixon, CPA (emeritus) 06) Peggie J. Pelosi 07) Frederic Winssinger 08) Timothy E. Wood, Ph.D.	For
2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for the Fiscal Year 2024.	For
3. Approve on an advisory basis the Company's executive compensation, commonly referred to as a "Say on Pay" proposal.	For

NOTE: To consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V35461-P02567